Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Equity Awards and Related Practices
Grants of equity awards are within the discretion of the CHCC and are generally made to our NEOs mid-February of each year, approximately two weeks after our earnings are announced for the preceding quarter and full fiscal year. In certain circumstances, including the hiring or promotion of an officer, the CHCC may approve grants to be effective at other times. We do not currently grant, and have not in recent years granted, stock options, stock appreciation rights (SARs) or other instruments with option-like features to our NEOs or other employees. Eligible employees, including our NEOs, may voluntarily enroll in our 2015 Employee Stock Purchase Plan and receive an option to purchase shares at a discount using payroll deductions accumulated during the prior six-month period. Purchase dates under our 2015 Employee Stock Purchase Plan are generally the last trading day in June and December. The CHCC did not take material
nonpublic information into account when determining the timing and terms of equity awards in 2024, and Bread Financial does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	Grants of equity awards are within the discretion of the CHCC and are generally made to our NEOs mid-February of each year, approximately two weeks after our earnings are announced for the preceding quarter and full fiscal year.
Award Timing MNPI Considered	false